UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07396

Western Asset Managed High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	August 31, 2014

WESTERN ASSET

MANAGED HIGH INCOME FUND INC. (MHY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed High Income Fund Inc. for the six-month reporting period ended August 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

September 26, 2014

II	Western Asset Managed High Income Fund Inc.

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. Toward the beginning of the six months ended August 31, 2014 (the “reporting period”), the severe winter weather played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the final estimate for second quarter GDP growth, released after the reporting period ended, was 4.6%, suggesting this recovery has some resilience as it continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumptions expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) and seventeen of the eighteen industries within the PMI expanded.

The U.S. job market continues to improve. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment then fell to 6.3% in April, where it remained in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. The unemployment rate then ticked up to 6.2% in July 2014, but again fell to 6.1% in August 2014. Falling unemployment during the reporting period was partially due to a decline in the workforce participation rate, which was 62.8% in August 2014, equaling its lowest level since 1978.

Western Asset Managed High Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next five meetings (January, March, April, June and July 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on September 17, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in October, it will buy a total of $15 billion per month ($5 billion per month of agency MBS and $10 billion per month of longer-term Treasuries). The Fed also said “it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2.0% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Q. Did Treasury yields trend higher or lower during the six months ended August 31, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.33%. It fell as low as 0.32% on March 3, 2014, and was as high as 0.56% on July 30, 2014, before ending the period at 0.48%. The yield on the ten-year Treasury began the period at 2.66%. It fell as low as 2.34% on August 15 and August 28, 2014, peaked at 2.82% on April 2, 2014, and ended the period at 2.35%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While there were several periods of weakness, the spread sectors generated positive results during the reporting period. The majority of spread sectors modestly declined in March, as interest rates moved higher. The spread sectors then generated positive results from April through June as investor demand improved. They then largely declined in July as rates again rose amid largely positive economic news. However, the reporting period ended on a positive note as the spread sectors posted positive returns in August. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 2.74% during the six months ended August 31, 2014.

IV	Western Asset Managed High Income Fund Inc.

Q. How did the high-yield bond market perform over the six months ended August 31, 2014?

A. The U.S. high-yield bond market generated positive results during the reporting period, gaining 2.89% for the six months ended August 31, 2014. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during each of the first four months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. However, geopolitical issues and weakening demand led to a setback in the asset class in July 2014. Still, this was only a temporary setback as the high yield market rallied sharply in August 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Emerging markets debt was the best performing spread sector during the six months ended August 31, 2014. The asset class posted positive returns during each of the six months covered by the reporting period. Demand was strong overall as investors looked to generate incremental yield in the low interest rate environment. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 7.59% during the six months ended August 31, 2014.

Performance review

For the six months ended August 31, 2014, Western Asset Managed High Income Fund Inc. returned 2.57% based on its net asset value (“NAV”)viii and -0.22% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 2.89% over the same time frame. The Lipper High Yield Closed-End Funds Category Averageix returned 2.89% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.21 per share. As of August 31, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of August 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2014 (unaudited)
Price Per Share	6-Month Total Return*
$6.25 (NAV)	2.57	%†
$5.61 (Market Price)	-0.22	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Managed High Income Fund Inc.	V

Investment commentary (cont’d)

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

September 26, 2014

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed income securities held by the Fund. The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are greater in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Managed High Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Managed High Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2014 and February 28, 2014 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — August 31, 2014

Total Spread Duration
MHY	— 3.46 years
Benchmark	— 4.06 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

2	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — August 31, 2014

Total Effective Duration
MHY	— 3.29 years
Benchmark	— 4.06 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

August 31, 2014

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 89.9%
Consumer Discretionary — 16.7%
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000	$774,525
Diversified Consumer Services — 0.7%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	640,000	650,240	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000	769,713
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000	530,000	(a)
Total Diversified Consumer Services				1,949,953
Hotels, Restaurants & Leisure — 4.3%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	530,000	516,750	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	146,681	143,565	(a)(b)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	853,678	824,818	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000	52,875
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	240,000	224,400	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	439,000	363,273
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,720,000	1,387,825
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	280,000	285,250	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	280,000	288,400	(a)(d)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000	847,000
CCM Merger Inc., Senior Notes	9.125%	5/1/19	930,000	995,100	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	420,000	428,400	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000	766,800	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	270,000	3,375	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	450,000	463,500	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	400,000	419,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,976,000	2,134,080	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	410,000	442,800
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	930,000	927,675	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	145,000	156,600	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000	1,160,950
Total Hotels, Restaurants & Leisure				12,832,436

See Notes to Financial Statements.

4	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — 1.5%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,090,000		$1,166,300	(a)(d)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	730,000		777,450
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		921,300
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	650,000		671,125	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	970,000		982,125	(a)
Total Household Durables					4,518,300
Media — 7.6%
Altice SA, Senior Secured Notes	7.750%	5/15/22	1,350,000		1,437,750	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		313,562
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000		1,849,000
Clear Channel Communications Inc., Senior Notes	10.000%	1/15/18	600,000		561,750
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		267,500
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	410,000		452,537
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		60,300
DISH DBS Corp., Senior Notes	7.875%	9/1/19	580,000		674,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,110,000		1,244,532
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	750,000		761,250	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	150,000		157,500	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000		1,167,375	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	837,529		979,909	(a)(d)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,050,000		1,082,812	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,490,000		1,618,438	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	821,000		1,047,157
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	361,000		454,597
Univision Communications Inc., Senior Notes	8.500%	5/15/21	780,000		858,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		765,000	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	460,000		503,700	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		89,303	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	1,709,202	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,744,712	(f)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,615,700	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	880,000		875,600	(a)
Total Media					22,291,436
Multiline Retail — 0.2%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	185,000		187,775
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	500,000		541,875	(a)
Total Multiline Retail					729,650

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 1.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000	$747,250
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000	1,124,550	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,920,000	1,612,800	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	440,000	484,000	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000	153,000	(a)(d)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	933,000	949,327	(a)(d)
Total Specialty Retail				5,070,927
Textiles, Apparel & Luxury Goods — 0.4%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	600,000	588,000	(a)(d)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000	447,700	(a)
Total Textiles, Apparel & Luxury Goods				1,035,700
Total Consumer Discretionary				49,202,927
Consumer Staples — 3.2%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	620,000	635,500	(a)
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	670,000	760,450	(a)
Total Beverages				1,395,950
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	880,000	843,700	(a)
Food Products — 1.9%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	765,000	839,587
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	840,000	847,350	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	820,000	822,050	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,932,175	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	760,000	815,100	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	447,000	468,233	(a)
Total Food Products				5,724,495
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	360,000	391,050
Media — 0.1%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	180,000	181,350	(a)
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	820,000	824,100
Total Consumer Staples				9,360,645

See Notes to Financial Statements.

6	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 14.9%
Energy Equipment & Services — 2.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	$436,650
CGG, Senior Notes	7.750%	5/15/17	67,000	68,005
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	270,000	272,025	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	620,000	637,050	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	670,000	678,375
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	512,300	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	680,000	690,200	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	830,000	788,500	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	600,000	603,000	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	700,000	729,750	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	580,000	614,800	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	894,675
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	760,000	793,250	(a)
Total Energy Equipment & Services				7,718,580
Oil, Gas & Consumable Fuels — 12.3%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,010,000	723,412
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	296,800
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	860,000	900,850
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	488,050
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	300,000	300,750	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	590,000	619,500
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	420,000	451,500
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	440,000	512,600
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	290,000	329,875
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	689,300
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	919,125
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,515,552	1,338,422	(a)(d)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	846,600
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	470,000	525,166	(g)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	530,000	539,911
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,190,000	1,314,950	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	830,000	898,475
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,110,000	1,173,825

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	760,000	$839,800
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	300,000	306,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,250,000	1,368,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	26,000	27,820
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,430,000	1,558,700	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	736,000	(e)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	590,000	651,950	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	521,850	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	620,000	652,550
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	810,000	835,312
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	840,000	894,600	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	290,000	319,368
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	800,000	896,910
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	763,969
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	91,000	103,513
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	260,938	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,190,000	1,041,250
Rice Energy Inc., Senior Notes	6.250%	5/1/22	670,000	688,425	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	520,000	531,700	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	700,000	728,875	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,830,000	1,875,750	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,080,000	1,204,200
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	680,000	705,500	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	90,000	94,050
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	545,700	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	460,000	464,600	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	380,000	419,900
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	709,864
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,706,152
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	310,000	318,525	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	470,000	502,313	(a)
Total Oil, Gas & Consumable Fuels				36,143,945
Total Energy				43,862,525

See Notes to Financial Statements.

8	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 10.5%
Banks — 5.0%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	300,000	EUR	$399,334	(f)
Banco Espirito Santo SA, Senior Notes	4.750%	1/15/18	200,000	EUR	265,653	(f)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	100,000	EUR	129,912	(f)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	370,000		358,437	(g)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000		1,465,992	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		1,125,000
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	620,000		633,557	(g)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	170,000		225,675	(a)(g)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000		1,026,300	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000		1,502,211	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	350,000		360,675	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	980,000		1,005,428	(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		793,950	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	520,000		521,415
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	730,000		798,297
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	730,000		745,951
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	230,000		268,080
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,350,000	AUD	1,498,694	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		639,219	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	990,000		1,035,787	(g)(h)
Total Banks					14,799,567
Capital Markets — 1.0%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	2,150,000		2,145,700	(a)(g)(h)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		828,049
Total Capital Markets					2,973,749
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	760,000		925,300
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	628,215	(f)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	620,000		723,044
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	610,000		706,075
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	350,000		367,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	310,000		329,375	(a)
Total Consumer Finance					3,679,509
Diversified Financial Services — 1.9%
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,935,800
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,223,375

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	$538,750	(a)(g)
Total Diversified Financial Services				5,697,925
Insurance — 0.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000	1,098,256
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000	494,500	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000	580,650	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000	461,700	(a)
Total Insurance				2,635,106
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,160,000	1,233,950	(a)
Total Financials				31,019,806
Health Care — 5.5%
Health Care Equipment & Supplies — 1.1%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	930,000	945,113
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	570,000	587,456	(a)(d)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,600,000	1,626,000
Total Health Care Equipment & Supplies				3,158,569
Health Care Providers & Services — 4.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	468,000	548,730
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	390,000	413,400
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000	1,427,900
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000	783,838
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,110,000	1,204,350
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	362,100	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	2,221,887
HCA Inc., Notes	7.690%	6/15/25	490,000	546,350
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,410,000	1,498,125
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000	316,463	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	810,000	934,537
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	720,000	783,000
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	640,000	643,200
Total Health Care Providers & Services				11,683,880
Pharmaceuticals — 0.4%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	790,000	808,762	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	440,000	478,500	(a)
Total Pharmaceuticals				1,287,262
Total Health Care				16,129,711

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 14.4%
Aerospace & Defense — 1.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,140,000	$1,148,550	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000	603,625
Erickson Inc., Secured Notes	8.250%	5/1/20	1,351,000	1,347,623
GenCorp Inc., Secured Notes	7.125%	3/15/21	410,000	443,825
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	390,000	396,825	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	1,330,000	1,354,937	(a)
Total Aerospace & Defense				5,295,385
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	570,000	595,650	(a)
Airlines — 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000	324,121	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	319,323	345,667	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	244,946	285,068
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	173,674	196,469
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	84,800	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	67,651
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	380,441	405,169
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	63,362	70,332
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	400,000	424,000
Total Airlines				2,203,277
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	790,000	782,100	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	249,240	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	90,000	96,750	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	300,000	319,500	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	860,625	(a)
Total Building Products				2,308,215
Commercial Services & Supplies — 2.1%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	210,000	216,038	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	531,100	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,790,000	1,924,250
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	486,200
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	762,000	828,675	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	503,000	547,012	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,416,000	$1,596,540
Total Commercial Services & Supplies				6,129,815
Construction & Engineering — 1.3%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	670,000	616,400	(a)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	570,000	583,537	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	860,000	855,700	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,020,000	1,055,700	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	820,000	852,800	(a)
Total Construction & Engineering				3,964,137
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000	606,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	510,000	544,425	(a)
Total Electrical Equipment				1,150,625
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	908,438
Machinery — 1.2%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	340,000	367,200	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,540,000	1,647,800	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	300,000	318,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000	778,838
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	490,000	545,125	(a)
Total Machinery				3,657,713
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,023,245	887,791	(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	515,000	517,575
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	830,000	867,350	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	670,000	717,737
Total Marine				2,990,453
Road & Rail — 1.9%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	700,000	742,000	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,040,000	1,105,000	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	510,000	539,325	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,340,000	1,462,275	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	470,000	481,750	(a)

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,296,000	$1,380,240
Total Road & Rail				5,710,590
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	863,075	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	880,000	965,800
Total Trading Companies & Distributors				1,828,875
Transportation — 1.8%
CMA CGM, Senior Notes	8.500%	4/15/17	1,470,000	1,514,100	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000	954,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,080,000	1,115,100	(a)(d)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	950,000	945,250	(a)
Watco Cos. LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	720,000	739,800	(a)
Total Transportation				5,268,250
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	480,000	500,400	(a)
Total Industrials				42,511,823
Information Technology — 2.9%
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	670,000	693,450	(a)
Internet Software & Services — 0.6%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	380,000	390,450	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000	682,925
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000	584,550
Total Internet Software & Services				1,657,925
IT Services — 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	770,000	739,200	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	510,000	558,450	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,250,000	1,531,250
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	812,000	964,250
Interactive Data Corp., Senior Notes	5.875%	4/15/19	450,000	450,562	(a)
Total IT Services				4,243,712
Software — 0.1%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	390,000	415,350	(a)
Technology Hardware, Storage & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,500,000	1,655,267
Total Information Technology				8,665,704

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 9.6%
Chemicals — 0.7%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	420,000		$429,450	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	806,778	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	365,495	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	200,000	EUR	292,396	(f)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	160,000		150,400
Total Chemicals					2,044,519
Construction Materials — 0.2%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	700,000		714,000	(a)
Containers & Packaging — 2.8%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	680,000		708,050	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,166,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	260,000		263,250	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		744,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	141,176		144,353	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	830,000		848,675	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	370,000		367,225	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	870,000		896,100	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	800,000		854,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,390,000		1,511,625
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	560,000		578,900	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	150,000		157,125
Total Containers & Packaging					8,239,903
Metals & Mining — 4.7%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		524,375
ArcelorMittal, Senior Notes	6.000%	3/1/21	240,000		259,500
ArcelorMittal, Senior Notes	6.750%	2/25/22	140,000		156,968
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	540,000		557,550	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	710,000		646,988	(a)
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		842,009
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,010,000		1,016,944
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	840,000		864,150	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,210,000		1,329,487	(a)

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	860,000		$167,700	(a)(b)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	270,000		226,125
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	700,000		787,500	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,240,000		1,308,200	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,110,000		1,184,925
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	480,000		508,200	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	570,000	EUR	791,267	(a)(d)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,080,000		885,600	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	330,000		354,750	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	150,000		161,250	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	570,000		646,950
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	550,000		620,813
Total Metals & Mining					13,841,251
Paper & Forest Products — 1.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,900,000		1,707,625	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,260,000		1,219,050
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000		469,365
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000		73,850
Total Paper & Forest Products					3,469,890
Total Materials					28,309,563
Telecommunication Services — 8.9%
Diversified Telecommunication Services — 5.3%
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,710,000		1,812,600
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000		111,263
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	750,000		795,000	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,940,000		1,940,000
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,500,000		1,608,750
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000		401,912
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	70,000		75,775
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,280,000		1,424,000
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	350,000		370,563	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	100,000		109,125
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,690,000		1,913,925
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		276,250	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	990,000	$1,121,690
Windstream Corp., Senior Notes	7.500%	4/1/23	2,420,000	2,589,400
Windstream Corp., Senior Notes	6.375%	8/1/23	1,250,000	1,257,812
Total Diversified Telecommunication Services				15,808,065
Wireless Telecommunication Services — 3.6%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000	392,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	4,508,000
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	60,000	64,088
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,480,000	1,763,050	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,540,000	1,655,500	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	790,000	838,387
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	300,000	316,125
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	220,000	232,925
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	890,000	806,429	(a)
Total Wireless Telecommunication Services				10,576,504
Total Telecommunication Services				26,384,569
Utilities — 3.3%
Electric Utilities — 1.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,190,000	1,332,800
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	212,310	226,641
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,210,000	1,318,900
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	214,507	222,283	(e)
Total Electric Utilities				3,100,624
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	780,700
Independent Power and Renewable Electricity Producers — 2.0%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	520,000	544,700
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	655,000	730,325	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	160,000	0	(b)(c)(e)(i)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,460,000	1,562,200	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	930,000	992,775	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	50,076	53,894
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,851,159	2,087,182
Total Independent Power and Renewable Electricity Producers				5,971,076
Total Utilities				9,852,400
Total Corporate Bonds & Notes (Cost — $250,492,520)				265,299,673

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.3%
Materials — 0.3%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	230,000	$212,474
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	585,000	585,000	(a)(b)(c)
Total Convertible Bonds & Notes (Cost — $796,099)				797,474
Senior Loans — 2.1%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.5%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	720,650	(j)(k)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	730,000	801,175	(j)(k)
Total Hotels, Restaurants & Leisure				1,521,825
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000	273,487	(j)(k)
Total Consumer Discretionary				1,795,312
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	300,000	293,500	(j)(k)
Health Care — 0.6%
Health Care Providers & Services — 0.6%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	600,000	605,000	(j)(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	640,000	636,800	(b)(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	730,000	734,562	(j)(k)
Total Health Care				1,976,362
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000	557,888	(j)(k)
Utilities — 0.6%
Independent Power and Renewable Electricity Producers — 0.6%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	1,720,558	1,728,982	(j)(k)
Total Senior Loans (Cost — $6,268,486)				6,352,044

			Shares
Common Stocks — 2.4%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Ford Motor Co.			32,436	564,711

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset Managed High Income Fund Inc.

Security		Shares	Value
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.		46,919	$93,838	*(b)(c)
Total Consumer Discretionary			658,549
Energy — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.		151,493,610	1,393,287	*(b)(c)
Financials — 0.9%
Banks — 0.8%
Citigroup Inc.		29,040	1,499,916
JPMorgan Chase & Co.		13,508	803,051
Total Banks			2,302,967
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.		7,503	305,897	*
Total Financials			2,608,864
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.		8,800	422,400	*(b)(c)
Industrials — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS		58,920	1,670,264	*(b)(c)
Horizon Lines Inc., Class A Shares		417,516	167,006	*
Total Industrials			1,837,270
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd.		1,863,035	156,598	*
Total Common Stocks (Cost — $7,701,805)			7,076,968

	Rate
Preferred Stocks — 1.9%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Rex Energy Corp.	6.000%	3,700	404,477
SandRidge Energy Inc.	8.500%	6,600	673,200
Total Energy			1,077,677
Financials — 1.5%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%	118,121	3,175,092	(g)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%	46,675	1,271,427	(g)
Total Financials			4,446,519
Total Preferred Stocks (Cost — $5,192,474)			5,524,196

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.1%
Jack Cooper Holdings Corp.	12/15/17	1,198	$185,690	*(a)
Jack Cooper Holdings Corp.	5/6/18	558	86,490	*(a)
Total Warrants (Cost — $30,507)			272,180
Total Investments — 96.7% (Cost — $270,481,891#)			285,322,535
Other Assets in Excess of Liabilities — 3.3%			9,818,642
Total Net Assets — 100.0%			$295,141,177

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of August 31, 2014.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

August 31, 2014

Assets:
Investments, at value (Cost — $270,481,891)	$285,322,535
Foreign currency, at value (Cost — $667,969)	659,938
Cash	3,051,431
Interest and dividends receivable	5,661,278
Receivable for securities sold	440,611
Deposits with brokers for open futures contracts	203,004
Unrealized appreciation on forward foreign currency contracts	115,517
Receivable from broker — variation margin on open futures contracts	7,375
Prepaid expenses	24,459
Total Assets	295,486,148

Liabilities:
Investment management fee payable	200,081
Payable for securities purchased	101,077
Directors’ fees payable	2,391
Accrued expenses	41,422
Total Liabilities	344,971
Total Net Assets	$295,141,177

Net Assets:
Par value ($0.001 par value; 47,203,436 shares issued and outstanding; 500,000,000 shares authorized)	$47,203
Paid-in capital in excess of par value	328,720,648
Overdistributed net investment income	(777,444)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(47,754,108)
Net unrealized appreciation on investments, futures contracts and foreign currencies	14,904,878
Total Net Assets	$295,141,177

Shares Outstanding	47,203,436

Net Asset Value	$6.25

See Notes to Financial Statements.

20	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended August 31, 2014

Investment Income:
Interest	$10,970,133
Dividends	184,356
Less: Foreign taxes withheld	(21)
Total Investment Income	11,154,468

Expenses:
Investment management fee (Note 2)	1,198,073
Transfer agent fees	39,483
Audit and tax fees	27,474
Stock exchange listing fees	25,224
Directors’ fees	22,784
Shareholder reports	20,160
Fund accounting fees	14,835
Legal fees	14,487
Insurance	3,415
Custody fees	1,770
Miscellaneous expenses	5,880
Total Expenses	1,373,585
Net Investment Income	9,780,883

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,133,415
Futures contracts	(398,075)
Swap contracts	(184,592)
Foreign currency transactions	109,201
Net Realized Gain	659,949
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,062,735)
Futures contracts	11,633
Swap contracts	214,458
Foreign currencies	158,487
Change in Net Unrealized Appreciation (Depreciation)	(2,678,157)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(2,018,208)
Increase in Net Assets from Operations	$7,762,675

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended August 31, 2014 (unaudited) and the Year Ended February 28, 2014	August 31	February 28

Operations:
Net investment income	$9,780,883	$20,654,691
Net realized gain	659,949	5,695,527
Change in net unrealized appreciation (depreciation)	(2,678,157)	(2,411,610)
Increase in Net Assets From Operations	7,762,675	23,938,608

Distributions to Shareholders From (Note 1):
Net investment income	(9,912,723)	(21,099,936)
Decrease in Net Assets From Distributions to Shareholders	(9,912,723)	(21,099,936)
Increase (Decrease) in Net Assets	(2,150,048)	2,838,672

Net Assets:
Beginning of period	297,291,225	294,452,553
End of period*	$295,141,177	$297,291,225
*Includesoverdistributed net investment income of:	$(777,444)	$(645,604)

See Notes to Financial Statements.

22	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:
	2014[1,2]	2014[2]	2013[2]	2012[2,3]	2011[2]	2010

Net asset value, beginning of period	$6.30	$6.24	$5.94	$6.24	$5.77	$4.08

Income (loss) from operations:
Net investment income	0.21	0.44	0.47	0.48	0.52	0.61
Net realized and unrealized gain (loss)	(0.05)	0.07	0.32	(0.25)	0.54	1.67
Total income from operations	0.16	0.51	0.79	0.23	1.06	2.28

Less distributions from:
Net investment income	(0.21) [4]	(0.45)	(0.49)	(0.53)	(0.59)	(0.59)
Total distributions	(0.21)	(0.45)	(0.49)	(0.53)	(0.59)	(0.59)

Net asset value, end of period	$6.25	$6.30	$6.24	$5.94	$6.24	$5.77

Market price, end of period	$5.61	$5.83	$6.30	$6.21	$6.27	$6.02
Total return, based on NAV[5,6]	2.57%	8.47%	13.94%	4.12%	19.31%	58.43%
Total return, based on Market Price[7]	(0.22)%	(0.05)%	9.93%	8.32%	14.91%	64.09%

Net assets, end of period (millions)	$295	$297	$294	$279	$291	$267

Ratios to average net assets:
Gross expenses	0.92%[8]	0.93%	0.91%	0.92%	0.92%	0.98%
Net expenses[9]	0.92 [8]	0.93	0.91	0.92	0.92	0.98
Net investment income	6.53 [8]	7.03	7.76	8.15	8.75	11.68

Portfolio turnover rate	19%	48%	50%	54%	96%	87%

[1]	For the six months ended August 31, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended February 29.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

24	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$48,234,544	$968,383		$49,202,927
Utilities	—	9,852,400	0	*	9,852,400
Other corporate bonds & notes	—	206,244,346	—		206,244,346
Convertible bonds & notes:
Materials	—	212,474	585,000		797,474
Senior loans	—	6,352,044	—		6,352,044
Common stocks:
Consumer discretionary	$564,711	—	93,838		658,549
Energy	—	—	1,393,287		1,393,287
Health care	—	—	422,400		422,400
Industrials	167,006	—	1,670,264		1,837,270
Other common stocks	2,765,462	—	—		2,765,462
Preferred stocks	5,524,196	—	—		5,524,196
Warrants	—	272,180	—		272,180
Total investments	$9,021,375	$271,167,988	$5,133,172		$285,322,535
Other financial instruments:
Forward foreign currency contracts	—	$115,517	—		$115,517
Total	$9,021,375	$271,283,505	$5,133,172		$285,438,052

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$39,618	—	—	$39,618

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

26	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes				Convertible Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy	Utilities		Materials	Total
Balance as of February 28, 2014	$770,339	$1,438,012	$0	*	—	$2,208,351
Accrued premiums/discounts	6,749	3,341	—		—	10,090
Realized gain (loss)	—	—	—		—	—
Change in unrealized appreciation (depreciation)[1]	(12,444)	(208,666)	—		—	(221,110)
Purchases	203,739	105,735	—		$585,000	894,474
Sales	—	—	—		—	—
Transfers into Level 3	—	—	—		—	—
Transfers out of Level 3[2]	—	(1,338,422)	—		—	(1,338,422)
Balance as of August 31, 2014	$968,383	—	$0	*	$585,000	$1,553,383
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2014[1]	$(12,444)	—	—		—	$(12,444)

	Common Stocks
Investments in Securities	Consumer Discretionary	Energy	Health Care	Industrials	Total
Balance as of February 28, 2014	$93,838	$764,588	—	$1,872,631	$2,731,057
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	—	628,699	$(280,945)	(202,367)	145,387
Purchases	—	—	703,345	—	703,345
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[2]	—	—	—	—	—
Balance as of August 31, 2014	$93,838	$1,393,287	$422,400	$1,670,264	$3,579,789
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2014[1]	—	$628,699	$(280,945)	$(202,367)	$145,387

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

28	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended August 31, 2014, see Note 4.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

30	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(h) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

32	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of August 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended August 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$58,171,889	—
Sales	52,555,849	$157,763

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,057,258
Gross unrealized depreciation	(5,216,614)
Net unrealized appreciation	$14,840,644

34	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	118	12/14	$14,802,570	$14,842,188	$(39,618)

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Euro	Citibank N.A.	4,373,143	$5,748,818	11/14/14	$109,430
Euro	Royal Bank of Scotland PLC	265,481	348,994	11/14/14	6,087
Net unrealized appreciation on open forward foreign currency contracts					$115,517

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$115,517

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$39,618

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(398,075)	—	—	$(398,075)
Swap contracts	—	—	$(184,592)	(184,592)
Forward foreign currency contracts[1]	—	$131,584	—	131,584
Total	$(398,075)	$131,584	$(184,592)	$(451,083)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$11,633	—	—	$11,633
Swap contracts	—	—	$214,458	214,458
Forward foreign currency contracts[1]	—	$174,160	—	174,160
Total	$11,633	$174,160	$214,458	$400,251

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$16,606,098
Forward foreign currency contracts (to sell)	6,316,121

Average Notional Balance
Credit default swap contracts (to buy protection)†	$9,289,414

†	At August 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at August 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$7,375	—	$7,375
Forward foreign currency contracts	115,517	—	115,517
Total	$122,892	—	$122,892

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to August 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
9/19/14	9/26/14	$0.03450
10/24/14	10/31/14	$0.03450
11/21/14	11/28/14	$0.03450

36	Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report

6. Capital loss carryforward

As of February 28, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2017	$(6,726,106)
2/28/2018	(35,714,593)
2/28/2019	(5,212,866)
$(47,653,565)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $182,468 which have no expiration date, must be used first to offset any such gains.

Western Asset Managed High Income Fund Inc. 2014 Semi-Annual Report	37

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Managed High Income Fund Inc. was held on June 27, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	40,319,428	745,167
Leslie H. Gelb	40,122,510	942,085
Riordan Roett	40,227,812	836,783

At August 31, 2014, in addition to Carol L. Colman, Leslie H. Gelb and Riordan Roett, the other Directors of the Fund were as follows:

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

William R. Hutchinson

Eileen A. Kamerick

38	Western Asset Managed High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Managed High Income Fund Inc.	39

Dividend reinvestment plan (unaudited) (cont’d)

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

40	Western Asset Managed High Income Fund Inc.

Western Asset

Managed High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Western Asset Managed High Income Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MHY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010337 10/14 SR14-2300

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2014